UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendment to CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On May 30, 2024, at the 2024 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment (the “Plan Amendment”) to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the number of common shares, par value CHF 0.03 per share (“Common Shares”) reserved for issuance under the 2018 Plan by 1,000,000 Common Shares and to increase the number of shares that may be issued in the form of incentive stock options by 1,000,000 Common Shares. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the 2018 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2018 Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2024 (the “Proxy Statement”) under the caption “Proposal 9: Approval of Amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2018 Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the 2018 Plan, which is filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018, (ii) the full text of Amendment No. 1 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019, (iii) the full text of Amendment No. 2 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020, (iv) the full text of Amendment No. 3 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2022, (v) the full text of Amendment No. 4 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2023, and (vi) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to the articles of association of the Company (the “Articles of Association”) as described in the Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about May 31, 2024, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 30, 2024. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2023, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Company’s Board of Directors and Executive Committee, (iv) to elect or re-elect nine members and the chairman to the Company’s Board of Directors, (v) to re-elect four members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee and, on a non-binding basis, the Swiss statutory compensation report of the Company for the year ended December 31, 2023 (the “2023 Compensation Report”), (vii) to approve, on a non-binding basis, the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve an increase in the conditional share capital for the Company’s employee equity plans, (ix) to approve the Plan Amendment, (x) to approve amendments to the Articles of Association to facilitate the use of equity compensation and pension benefits programs consistent with current market practices; (xi) to approve an increase and certain adjustments to the Company’s capital band; (xii) to re-elect the independent voting rights representative, (xiii) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and (xiv) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2023

The Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2023 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,823,544	226,925	244,210	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net income resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,715,908	283,326	295,445	0

Proposal 3 – Discharge of the Members of the Company's Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2023 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	42,727,165	171,815	123,325	18,272,374

Proposal 4 –Election or Re-election of the Members and Chair of the Board of Directors

Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors, Samarth Kulkarni, Ph.D. was duly re-elected as the chairman of the Company’s Board of Directors, and Sandesh Mahatme, LL.M. and Christian Rommel, Ph.D., were duly elected as members of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Samarth Kulkarni, Ph.D.	42,442,977	503,265	76,063	18,272,374
Ali Behbahani, M.D.	28,820,247	14,118,172	83,886	18,272,374
Maria Fardis, Ph.D.	42,253,383	689,281	79,641	18,272,374
H Edward Fleming Jr., M.D.	35,393,629	7,547,609	81,067	18,272,374
Simeon J. George, M.D.	33,809,769	9,131,338	81,198	18,272,374
John T. Greene	34,903,054	8,038,359	80,892	18,272,374
Katherine A. High, M.D.	42,672,595	274,928	74,782	18,272,374
Douglas A. Treco, Ph.D.	40,807,871	2,133,551	80,883	18,272,374
Sandesh Mahatme, LL.M.	42,762,070	177,633	82,602	18,272,374
Christian Rommel, Ph.D.	42,777,061	162,398	82,846	18,272,374

Proposal 5 –Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., and John T. Greene were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ali Behbahani, M.D.	28,182,970	14,734,499	104,836	18,272,374
H Edward Fleming Jr., M.D.	34,866,314	8,048,771	107,220	18,272,374
Simeon J. George, M.D.	32,981,270	9,932,010	109,025	18,272,374
John T. Greene	34,374,439	8,540,932	106,934	18,272,374

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee and 2023 Compensation Report

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2025 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	42,404,960	483,779	133,566	18,272,374

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2025 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,217,566	10,666,594	138,145	18,272,374

The total non-performance related compensation for members of the Executive Committee from July 1, 2024 to June 30, 2025 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	34,292,605	8,596,024	133,676	18,272,374

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2024 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	34,265,938	8,620,448	135,919	18,272,374

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2025 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,216,984	10,658,861	146,460	18,272,374

The endorsement of the 2023 Compensation Report was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,163,571	10,698,220	160,514	18,272,374

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to Named Executive Officers Under U.S. Securities Law Requirements

The compensation paid to the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,094,737	10,778,822	148,746	18,272,374

Proposal 8 – Approval of an Increase in the Conditional Share Capital for Employee Equity Plans

An increase in the Company’s conditional share capital for employee equity plans was approved with at least two thirds of the votes represented and the absolute majority of the par value of the represented shares. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,512,494	10,394,452	115,359	18,272,374

Proposal 9 – Approval of Amendment to the 2018 Stock Option and Incentive Plan

The Plan Amendment was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	34,337,953	8,532,315	152,037	18,272,374

Proposal 10 – Approval of Amendments to the Articles of Association to Facilitate the Use of Equity Compensation and Pension Benefits Programs Consistent with Current Market Practices

Amendment and restatement of 18, 32, 33, 40 and 41 of the Articles of Association to align the Company’s use of equity compensation and pension benefits programs with evolving Swiss legal trends and current market practices including, without limitation, permitting the Company to use common shares, stock options, restricted stock units and other similar instruments as equity incentive compensation under the Company’s various equity incentive plans including the 2018 Plan and a more flexible use of international pension benefit plans, was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,909,689	8,995,908	116,708	18,272,374

Proposal 11 – Approval of an Increase and Certain Adjustments to the Company’s Capital Band

Amendment of art. 3a of the Articles of Association to increase the Company’s capital band to the upper limit of CHF 3,100,452.06 and amendment and restatement of art. 3a, para. 1 of the Articles of Association to make certain ministerial changes to such paragraph, were approved with at least two thirds of the votes represented and the absolute majority of the par value of the represented shares. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	58,625,938	2,209,165	459,576	0

Proposal 12 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,444,538	555,381	294,760

Proposal 13 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,337,355	352,399	604,925	0

Proposal 14 – Transaction of Any Other Business

The proposal for the transaction of any other business that properly came before the Annual Meeting or any adjournment or postponement thereof, to follow the respective proposal of the Board of Directors as proposed at the Annual Meeting, was not approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	20,311,835	21,901,628	808,842	18,272,374

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

10.1#

CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2#	Amendment No. 1 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019).

10.3#	Amendment No. 2 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020).

10.4#	Amendment No. 3 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2022).

10.5#	Amendment No. 4 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2023).

10.6#	Amendment No. 5 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

# A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 15(a)(3) of Form 10-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 3, 2024	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer